JPMorgan SmartRetirement Funds

JPMorgan SmartRetirement 2010 FundSM
(Class A, Class C and Select Class Shares)
(a series of JPMorgan Trust I)

Supplement dated February 26, 2010
to the Summary Prospectus dated November 1, 2009

CHANGE IN PRIMARY BENCHMARK. Effective March 31, 2010 (the “Effective Date”), the primary benchmark for the JPMorgan SmartRetirement 2010 Fund (the “Fund”) will change to the S&P Target Date 2010 Index (the “Index”). Currently, the Fund uses the Barclays Capital U.S. Aggregate Index as its primary benchmark. The Barclays Capital U.S. Aggregate Index includes only fixed income securities. The Index is designed to reflect the exposure to various asset classes included in target date funds including U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities. With its broader array of asset classes, the Index will provide a better benchmark with which to compare the Fund’s performance. Concurrent with the change in the primary index, the Fund will no longer use the SmartRetirement 2010 Composite Index.

The following “The Fund’s Past Performance” and “Average Annual Total Return” table and the paragraph following the “Average Annual Total Return” table for the Fund’s Class A, Class C and Select Class Shares Summary Prospectus replace the corresponding paragraph and table on page 3 of the Summary Prospectus.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Select Class Shares over the past two calendar years. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the S&P Target Date 2010 Index, the Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index) and the Russell 3000 Index, broad-based securities market indexes, and the Lipper Mixed-Asset Target 2010 Funds Average, an index based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

SUP-SPRO-SR2010-ACS-210

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2008)

	Past 1 Year	Life of Fund[1]
SELECT CLASS
Return Before Taxes	(21.29)%	(4.22)%
Return After Taxes on Distributions	(22.51)	(5.62)
Return After Taxes on Distributions and Sale of Fund Shares	(13.30)	(4.07)

CLASS A Return Before Taxes	(25.01)	(6.13)

CLASS C Return Before Taxes	(22.91)	(4.95)

S&P TARGET DATE 2010 INDE X2 (Reflects No Deduction for Fees, Expenses or Taxes)	(14.77)	(1.78)

BARCLAYS CAPITAL U.S. AGGREGATE INDEX[2] (Reflects No Deduction for Fees, Expenses or Taxes)	5.24	6.81

RUSSELL 3000 INDEX (Reflects No Deduction for Fees, Expenses or Taxes)	(37.31)	(10.99)

LIPPER MIXED-ASSET TARGET 2010 FUNDS AVERAGE (Reflects No Deduction for Taxes)	(24.56)	(5.16)

After-tax returns are shown for only the Select Class Shares and not the other classes offered by this prospectus, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

2	Effective March 31, 2010, the Fund’s benchmark changed from the Barclays Capital U.S. Aggregate Index to the S&P Target Date 2010 Index to better reflect the Fund’s investment strategy.

Effective immediately, the first paragraph of the Fund’s Summary Prospectus is deleted and replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2009 as supplemented February 26, 2010 are incorporated by reference into this Summary Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE